                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

                                  June 7, 2001
                Date of Report (Date of earliest event reported)


                          BRISTOL-MYERS SQUIBB COMPANY
          (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)



                   1-1136                                      22-079-0350
         (Commission File Number)                  (IRS Employer Identification Number)

    345 Park Avenue, New York, NY                                 10154
(Address of principal executive offices)                       (Zip Code)


                                 (212) 546-4000
              (Registrant's telephone number, including area code)


Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on June 7, 2001, attached as Exhibit 99, concerning the Registrant's announcement that it has entered into a definitive agreement to purchase the DuPont Pharmaceuticals Company for $7.8 billion in cash.



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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

(99)     Press Release, dated June 7, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRISTOL-MYERS SQUIBB COMPANY


                                      By: /s/  Sandra Leung
                                          ----------------------
                                          Name:  Sandra Leung
                                          Title: Secretary

Dated: June 8, 2001



                                  EXHIBIT INDEX

                     (99) Press Release, dated June 7, 2001